UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009

DIVERSIFIED RESTAURANT HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-53577	20-5621294
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21751 W. Eleven Mile Road Suite 208 Southfield, MI	48076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 223-9160

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 14, 2009, the Board of Directors of Diversified Restaurant Holdings, Inc. (the “Company”) changed the Company’s fiscal year end date from December 31 to the final Sunday of each calendar year, effective for fiscal year 2009. The Company’s 2009 fiscal year will end on Sunday, December 27, 2009. The Company plans to report its financial results for the 361 day transition period of January 1, 2009 through December 27, 2009 on Form 10-K. This change in fiscal year end was made to align the Company’s fiscal year end with restaurant industry standards and the fiscal year end of the Company’s franchisor, Buffalo Wild Wings, Inc.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated:  December 16, 2009

By:        /s/ T. Michael Ansley

Name:   T. Michael Ansley
Title:     President